UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 30, 2011

       BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On August 30, 2011, Brunswick Corporation (“Brunswick”) sold its equity interest in Sealine International Limited, the entity that holds its Sealine brand of boats, based in Kidderminster, United Kingdom, to The Oxford Investment Group, Inc.  Brunswick expects that it will incur a pretax loss and resulting charge on the loss in connection with the sale of this business.  Brunswick is unable at this time to make an estimate of the amount, or range of amounts, of the resulting charge.

The news release announcing this action is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit

99.1	News Release, dated August 31, 2011, of Brunswick Corporation, announcing the sale of its equity interest in Sealine International Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: August 30, 2011	By:	/s/ALAN L. LOWE
Alan L. Lowe Vice President and Controller

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	News Release, dated August 31, 2011, of Brunswick Corporation, announcing the sale of its equity interest in Sealine International Limited.